UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2023

Ritchie Bros. Auctioneers Incorporated

(Exact name of registrant as specified in its charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6

(Address of principal executive offices) (Zip Code)

(778) 331-5500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2023, Ritchie Bros. Auctioneers Incorporated (the “Company” or “RBA”) entered into a securities purchase agreement (the “Purchase Agreement”) with Starboard Value LP (“Starboard Value”), certain of its affiliated funds (the “Purchasers”), and Jeffrey C. Smith, a Managing Member, Chief Executive Officer and Chief Investment Officer of Starboard Value (together with Starboard Value and the Purchasers, “Starboard”), pursuant to which the Company agreed to issue and sell to the Purchasers, in a private placement (the “PIPE Transaction”) exempt from the registration requirements of the Securities Act of 1933, as amended and the prospectus requirements of British Columbia securities law, (i) an aggregate of 485,000,000 Senior Preferred Shares of the Company designated as Series A Senior Preferred Shares (the “Preferred Shares”), which Preferred Shares are convertible into RBA common shares, for an aggregate purchase price of $485.0 million, or $1.00 per Preferred Share, and (ii) an aggregate of 251,163 RBA common shares, for an aggregate purchase price of approximately $15.0 million, or $59.722 per RBA common share (together with the Preferred Shares, the “Purchased Shares”). The PIPE Transaction closed on February 1, 2023 (the “Issue Date”). In connection with the PIPE Transaction, on the Issue Date, the Company and the Purchasers entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to grant the Purchasers certain customary registration rights (under U.S. securities laws) with respect to the Purchased Shares and certain other securities that may be issued to the Purchasers in respect thereof, subject to specified limitations. Summaries of the Purchase Agreement, Registration Rights Agreement and terms of the Preferred Shares are included in Item 1.01 of the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2023 and Items 1.01 and 5.03 of the Company’s Current Report on Form 8-K as filed with the SEC on February 1, 2023, which Items are incorporated herein by reference.

On March 12, 2023, and pursuant to the terms of the Purchase Agreement, the Board of Directors of the Company (the “Board”) increased the size of the Board from nine to ten directors and appointed Mr. Smith to the Board, effective immediately following the approval by the Company’s shareholders of the issuance of RBA common shares in connection with the Company’s pending merger with IAA, Inc. (“IAA”) (the “Merger”), as further described below, and approval by IAA’s stockholders of the Merger. Except as described in this Current Report on Form 8-K, there are no transactions in which Mr. Smith had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Additionally, pursuant to the terms of the Purchase Agreement, Mr. Smith delivered to the Company an irrevocable resignation letter pursuant to which he will resign from the Board and all applicable committees and subcommittees thereof effective automatically and immediately if (i) Starboard fails to beneficially own in the aggregate at least 50.0% of the Purchased Shares (on an as-converted basis and subject to adjustment for share splits, reclassifications, combinations and similar adjustments) or (ii) Starboard or Mr. Smith materially breaches certain provisions of the Purchase Agreement.

Mr. Smith will receive compensation for his services as a director in accordance with the Company’s compensation program for non-employee directors, which is summarized in the “Non-Executive Director Compensation” section of the Company’s Proxy Statement, as filed with the SEC on March 15, 2022. In accordance with the Company’s customary practice, the Company will also enter into its standard form of indemnity agreement with Mr. Smith, which agreement is filed as Exhibit 10.38 to the Company’s Annual Report on Form 10-K, as filed with the SEC on February 25, 2016.

Item 5.07 Submission of Matters to a Vote of Stockholders

At a special meeting of RBA shareholders held on March 14, 2023 (the “Special Meeting”), RBA shareholders voted on proposals relating to the pending Merger.

As of the close of business on January 25, 2023, the record date for the Special Meeting, there were 110,887,811 RBA common shares outstanding, each of which was entitled to one (1) vote for each proposal at the Special Meeting. At the Special Meeting, a total of 94,606,235 RBA common shares, representing approximately 85.32% of the RBA common shares issued and outstanding and entitled to vote, were present virtually or by proxy.

Set forth below are the proposals voted upon at the Special Meeting and the certified voting results from the independent scrutineer for the Special Meeting.

Proposal 1: The RBA Share Issuance Proposal

To approve the issuance of RBA common shares to securityholders of IAA in connection with the Agreement and Plan of Merger and Reorganization, dated as of November 7, 2022, as amended by that certain Amendment to the Agreement and Plan of Merger and Reorganization, dated as of January 22, 2023, as it may be further amended or modified from time or time, by and among the Company, Ritchie Bros. Holdings Inc., a Washington corporation, Impala Merger Sub I, LLC, a Delaware limited liability company, Impala Merger Sub II, LLC, a Delaware limited liability company, and IAA (the “RBA share issuance proposal”).

The following votes were cast at the Special Meeting (in person or by proxy) and the RBA share issuance proposal was approved based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,964,235	43,520,309	121,691	0

Proposal 2: The RBA Adjournment Proposal

To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the RBA share issuance proposal (the “RBA adjournment proposal”).

The following votes were cast at the Special Meeting (in person or by proxy) and the RBA adjournment proposal was approved based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,041,032	43,039,365	525,838	0

As the RBA share issuance proposal was approved, the Company did not need to rely or act on the approved RBA adjournment proposal.

IAA also reported the receipt of the required approval from its stockholders to complete the pending Merger at a special meeting of IAA stockholders held on March 14, 2023. As of the date of this report, the Merger is expected to close on or around March 20, 2023, subject to the satisfaction or waiver of the remaining customary closing conditions.

Forward-Looking Statements

This Current Report on Form 8-K contains information relating to a proposed business combination transaction (the “Merger”) between Ritchie Bros. (“RBA”) and IAA, Inc. (“IAA”). This communication includes forward-looking information within the meaning of Canadian securities legislation and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Forward-looking statements may include statements relating to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed Merger, the anticipated impact of the proposed Merger on the combined company’s business and future financial and operating results, the expected or estimated amount, achievability, sources, impact and timing of cost synergies and revenue, EBITDA, growth, operational enhancement, expansion and other value creation opportunities from the proposed Merger, the expected debt, de-leveraging, cash flow generation and capital allocation of the combined company, the anticipated closing date for the proposed Merger, other aspects of RBA’s or IAA’s respective businesses, operations, financial condition or operating results and other statements that are not historical facts. There can be no assurance that the proposed Merger will in fact be consummated. These forward-looking statements generally can be identified by phrases such as “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “can,” “intends,” “target,” “goal,” “projects,” “contemplates,” “believes,” “predicts,” “potential,” “continue,” “foresees,” “forecasts,” “estimates,” “opportunity” or other words or phrases of similar import.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of RBA’s common shares or IAA’s common stock. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. While RBA’s and IAA’s management believe the assumptions underlying the forward-looking statements are reasonable, these forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the risk that a condition to closing of the proposed Merger may not be satisfied (or waived), that either party may terminate the merger agreement or that the closing of the proposed Merger might be delayed or not occur at all; the anticipated tax treatment of the proposed Merger; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed Merger; the diversion of management time on transaction-related issues; the response of competitors to the proposed Merger; the ultimate difficulty, timing, cost and results of integrating the operations of RBA and IAA; the effects of the business combination of RBA and IAA, including the combined company’s future financial condition, results of operations, strategy and plans; the failure (or delay) to receive the required regulatory approval of the transaction; the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed Merger; the effect of the announcement, pendency or consummation of the proposed Merger on the trading price of RBA’s common shares or IAA’s common stock; the ability of RBA and/or IAA to retain and hire key personnel and employees; the significant costs associated with the proposed Merger; the outcome of any legal proceedings that could be instituted against RBA, IAA and/or others relating to the proposed Merger; restrictions during the pendency of the proposed Merger that may impact the ability of RBA and/or IAA to pursue non-ordinary course transactions, including certain business opportunities or strategic transactions; the ability of the combined company to realize anticipated synergies in the amount, manner or timeframe expected or at all; the failure of the combined company to realize potential revenue, EBITDA, growth, operational enhancement, expansion or other value creation opportunities from the sources or in the amount, manner or timeframe expected or at all; the failure of the trading multiple of the combined company to normalize or re-rate and other fluctuations in such trading multiple; changes in capital markets and the ability of the combined company to generate cash flow and/or finance operations in the manner expected or to de-lever in the timeframe expected; the failure of RBA or the combined company to meet financial forecasts and/or KPI targets; any legal impediment to the payment of the special dividend by RBA; legislative, regulatory and economic developments affecting the business of RBA and IAA; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which RBA and IAA operates; unpredictability and severity of catastrophic events, including, but not limited to, pandemics, acts of terrorism or outbreak of war or hostilities, as well as RBA’s or IAA’s response to any of the aforementioned factors. These risks, as well as other risks related to the proposed Merger, are included in the Registration Statement (as defined below) and joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities in connection with the proposed Merger. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to RBA’s and IAA’s respective periodic reports and other filings with the SEC and/or applicable Canadian securities regulatory authorities, including the risk factors identified in RBA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and IAA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither RBA nor IAA undertakes any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Important Additional Information and Where to Find It

In connection with the proposed Merger, RBA filed with the SEC and applicable Canadian securities regulatory authorities a registration statement on Form S-4 to register the common shares of RBA to be issued in connection with the proposed Merger on December 14, 2022 (the “Initial Registration Statement”), as amended by Amendment No. 1 and Amendment No. 2 to the Initial Registration Statement filed with the SEC and applicable Canadian securities regulatory authorities on February 1, 2023 and February 9, 2023, respectively (together with the Initial Registration Statement, the “Registration Statement”). The Registration Statement was declared effective by the SEC on February 10, 2023. The Registration Statement includes a joint proxy statement/prospectus which was sent to the shareholders of RBA and stockholders of IAA seeking their approval of their respective transaction-related proposals. Each of RBA and IAA may also file other relevant documents with the SEC and/or applicable Canadian securities regulatory authorities regarding the proposed Merger. This document is not a substitute for the proxy statement/prospectus or Registration Statement or any other document that RBA or IAA may file with the SEC and/or applicable Canadian securities regulatory authorities. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC and applicable Canadian securities regulatory authorities IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RBA, IAA AND THE MERGER.

Investors and security holders may obtain copies of these documents (when they are available) free of charge through the website maintained by the SEC at www.sec.gov, SEDAR at www.sedar.com or from RBA at its website, investor.ritchiebros.com, or from IAA at its website, investors.iaai.com. Documents filed with the SEC and applicable Canadian securities regulatory authorities by RBA (when they are available) will be available free of charge by accessing RBA’s website at investor.ritchiebros.com under the heading Financials/SEC Filings, or, alternatively, by directing a request by telephone or mail to RBA at 9500 Glenlyon Parkway, Burnaby, BC, V5J 0C6, Canada, and documents filed with the SEC by IAA (when they are available) will be available free of charge by accessing IAA’s website at investors.iaai.com or by contacting IAA’s Investor Relations at investors@iaai.com.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITCHIE BROS. AUCTIONEERS INCORPORATED

By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary

Date: March 15, 2023